Scudder
Tax Free
Money Fund


Semiannual Report
June 30, 1998

Pure No-Load(TM) Funds

A money market fund offering opportunities for income exempt from regular federal income tax and stability of principal from high-quality, short-term municipal securities.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER                    (logo)

                           Scudder Tax Free Money Fund

--------------------------------------------------------------------------------
Date of Inception:  1/9/80   Total Net Assets as of      Ticker Symbol:  STFXX
                             6/30/98: $233.4 million
--------------------------------------------------------------------------------

o Scudder Tax Free Money Fund provided a positive total return of 1.49% for the six-month period ended June 30, 1998, while the Fund's 30-day net annualized yield at the end of June was 3.02%.

o To match the Fund's 3.02% 30-day yield as of June 30, 1998, investors in the 36% and 39.6% tax brackets would have had to earn 4.72% and 5.00%, respectively, from a taxable money market investment.

o Despite the stability of interest rates, the Fund's average maturity was gradually shortened toward the end of the period, in anticipation of possible increases in short-term interest rates in the near future given the continuing strength of the U.S. economy.



                                Table of Contents

   3  Letter from the Fund's President     17  Financial Highlights
   4  Portfolio Management Discussion      18  Notes to Financial Statements
   7  Glossary of Investment Terms         20  Officers and Trustees
   9  Investment Portfolio                 21  Investment Products and Services
  14  Financial Statements                 22  Scudder Solutions


                        2 - Scudder Tax Free Money Fund

                        Letter from the Fund's President

Dear Shareholders,

     We are pleased to present the semiannual report for Scudder Tax Free Money Fund for the 6-month period ended June 30, 1998.

     During the period covered by this report, the U.S. economy enjoyed ongoing strength, including a still-climbing stock market, a strong dollar, high consumer confidence, and low unemployment. Earlier this year the Federal Reserve worried that the U.S. economy was growing too rapidly, but so far the Fed has left rates unchanged. Bond prices generally rose during the period and the 30-year Treasury bond yield declined to a new low.

     Money market funds generally provided attractive returns during the period for those investors seeking a stable share price and an interest-paying alternative to cash. For its most recent semiannual period ended June 30, 1998, the Fund provided a positive total return of 1.49%. Its 30-day net annualized yield at the end of June was 3.02%. For more detail on the events of the past 6 months and your managers' outlook for the months ahead, please turn to the discussion beginning on page 4.

     For those of you interested in new Scudder products and services, we would like to take this opportunity to highlight two upcoming additions to our international category, both of which are scheduled to begin operations on September 1st. Scudder International Growth Fund will seek long-term capital appreciation by investing primarily in the equity securities of non-U.S. companies with high earnings growth potential, and Scudder International Value Fund will seek long-term capital appreciation by investing primarily in undervalued foreign equity securities. For further information on these new funds, please call 1-800-225-2470.

     Thank you for choosing Scudder Tax Free Money Fund to help meet your investment needs. If you should have any questions regarding your investment, or any of the Scudder Funds, please do not hesitate to call us at the number above, or visit our Web site at http://funds.scudder.com.

     Sincerely,

     /s/Daniel Pierce

     Daniel Pierce
     President,
     Scudder Tax Free Money Fund


                        3 - Scudder Tax Free Money Fund

                         Portfolio Management Discussion
Dear Shareholders,

The U.S. economy continued its lengthy run of prosperity during the first half of 1998, although toward the end of the period there was some evidence that perhaps the trend was beginning to weaken. During the six months, the Fund's investments in short-term, high quality securities provided a balance to more aggressive stock and bond holdings.

Scudder Tax Free Money Fund provided a positive total return of 1.49% for the six months ended June 30, 1998. The Fund's 30-day net annualized yield at the end of June was 3.02%. To match the Fund's yield during the same 30-day time frame, investors in the 36% and 39.6% tax brackets would have had to earn 4.72% and 5.00%, respectively, from a comparable taxable investment.

                                  U.S. Economy
                                Continues Strong

During the period, the domestic economy was encouraged by a number of positive fundamentals that bolstered the overall investment environment. Consumer confidence was high and employment was strong, with many new jobs being created during the period. We experienced two back-to-back quarters of strong GDP growth in the fourth quarter of 1997 and the first quarter of 1998. Although the numbers for the most recent quarter ended June 30 are likely to be weaker, we anticipate that growth will be slightly higher again during the second half of 1998.

The record run in the U.S. stock market, which has now extended over seven years, showed signs of abating in early 1998, as high valuations and decelerating corporate profit growth began to be felt. Overseas, Asia's troubles became more visible, particularly in the world's second-largest economy, Japan, which is now officially in recession. Concerns over Asia, combined with slowing profit growth in the United States and high valuations for U.S. equities, are prompting renewed interest in the relative safety and more reliable returns of domestic fixed income securities. Bond prices have generally been rising and the benchmark 30-year Treasury bond yield (which moves in the opposite direction to bond prices) declined to a new low. U.S. government issues have been particularly strong lately, due to a lack of supply in the Treasury market -- a result of the robust economy allowing the government to pay down some of its debt.

                          Average Maturity Shortened in
                          Anticipation of Rising Rates

During the period, we kept a watchful eye on the Federal Reserve Board, particularly in early 1998 when the possibility of rate increases seemed likely in view of Fed concerns over the rapidly growing domestic economy. The strength of the U.S. dollar, however, has eliminated any need for the Fed to tighten the money supply so far. Short-term interest rates have now been anchored below 5.5% for over a year and a half, with the last major change occurring in February of 1997. In this stable environment, we took advantage of smaller movements in the market, such as those occasioned by tax periods and quarter ends.

                        4 - Scudder Tax Free Money Fund

Early in 1998, when inflation fears had cooled and it seemed likely that the Fed would continue to keep rates stable for a while, we were extending maturities in the portfolio. The average maturity was 49 days at the end of January. However, as the period progressed and the continued stability of monetary policy seemed less assured, we took a more defensive position, gradually shortening the average maturity to 27 days as of June 30th. Issues with shorter maturities are beneficial in the event of rate hikes, because principal comes due earlier and may be reinvested at the higher prevailing rates. In addition to being affected by interest rates, tax-exempt securities also tend to be impacted by seasonal factors, which cause their yields to fluctuate more than taxable issues. We take advantage of seasonal swings when we can, trying to place maturities more heavily in periods when the market offers more value.

                               Increased Focus on
                                Commercial Paper

Over the period, the portfolio was invested in a diversified mix of high-quality tax-exempt money market instruments, including commercial paper, municipal notes, and variable-rate demand notes. The portfolio is fully invested in first tier debt instruments only, which has been true of the Fund historically.

We increased our weighting in commercial paper during the period, primarily due to the flexibility that it offers in choosing maturity dates. Commercial paper matures in one to three months, and accounted for over 25% of the portfolio as of June 30th. General obligation bonds and demand notes tend to have less flexibility; the bulk of them mature on June 30th and therefore need to be reinvested when the market is expensive and yields are low. With the yield curve nearly flat, there is currently little income inducement to buy general market notes. We prefer to buy more commercial paper in this climate of expected rate hikes, and also if rates ultimately remain stable, because there is generally a lower risk of loss with commercial paper.

                              Outlook for Increased
                                Volatility Ahead

It is likely that the domestic economy will continue to be strong for the near term, as it is still supported by a number of positive fundamentals. During the most recent quarter, we saw the earliest signals suggesting that this strength may begin to wane in the future, possibly owing to the Asian crisis finally impacting the United States. However, we do anticipate a continuation of healthy economic growth for the second half of the year.

Our strategy going forward is to continue monitoring the economic environment, watch the Fed closely for any indication of a change in monetary policy, and keep the average maturity of the portfolio defensively short. As this already prolonged economic boom for the U.S. economy continues, it leaves us wondering what might happen next and when. This uncertainty has created an outlook that supports shortening the Fund's maturity, as we believe a rise in rates is most likely the next move.


                        5 - Scudder Tax Free Money Fund

In the months ahead, the Fund's management team will continue to collect economic data and carefully monitor the investment climate as it positions your Fund for high current income free from federal taxes plus price stability and liquidity. In an uncertain investment environment such as this, Scudder Tax Free Money Fund offers the safety and stability of short-term, high-quality money market instruments. We continue to believe in the value of owning a money market fund as part of a well-diversified portfolio.

Sincerely,

Your Portfolio Management Team

/s/Frank J. Rachwalski, Jr.      /s/Jerri I. Cohen

Frank J. Rachwalski, Jr.         Jerri I. Cohen







                        6 - Scudder Tax Free Money Fund

                          Glossary of Investment Terms

 COMMERCIAL PAPER                 Short-term obligations with maturities
                                  ranging from 2 to 270 days, and issued by banks, corporations, and other borrowers to investors with temporarily idle cash. These instruments are unsecured and usually discounted, although some are interest-bearing, and offer a high level of safety and liquidity.

 DURATION A measure of the portfolio's sensitivity to changes in interest rates. If an investment portfolio has a duration of 4.9 years and interest rates decline by about 1% from present levels, the value of the portfolio would rise by about 4.9%, and vice versa.

 GDP Gross domestic product is a commonly referenced measure of the health of the U.S. economy, and refers to the market value of the goods and services produced by labor and property in the United States. Too strong economic growth can lead to accelerating inflation; weak growth can lead to a recession.

 INFLATION                        An overall increase in the prices of goods
                                  and services, as happens when business and consumer spending increases relative to the supply of goods available in the marketplace
                                  -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

 LIQUIDITY                        A characteristic of an investment or an asset
                                  referring to the ease of convertibility into cash within a reasonably short period of time.

 MATURITY Reaching the date at which a debt instrument is due and payable. A bond due to mature on January 1, 2010 will return the bondholder's principal and final interest payment when it reaches maturity on that date.

 MONEY MARKET                     Market for short-term debt instruments,
                                  including banker's acceptances, commercial paper, negotiable certificates of deposit, repurchase agreements, and Treasury bills.
                                  Money market instruments are traded through dealers, money center banks, and the Open
                                  Market Trading Desk at the New York Federal
                                  Reserve Bank. All of these instruments have a high level of safety and liquidity.

 MUNICIPAL BOND                   An interest-bearing debt security issued by a
                                  state or local government entity.

                        7 - Scudder Tax Free Money Fund

 TAXABLE EQUIVALENT YIELD         The level of yield a fully taxable instrument
                                  would have to provide to equal that of a tax-free municipal bond on an after-tax basis.

 TOTAL RETURN                     The most common yardstick to measure the
                                  performance of a fund. Total return --
                                  annualized or compound -- is based on a
                                  combination of share price changes plus
                                  income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

 VARIABLE RATE DEMAND NOTE        A note representing borrowings (usually from
                                  a commercial bank) that is payable on demand and that bears interest tied to a money market rate, usually the bank's prime rate.
                                  The rate on the note is adjusted upward or downward each time the base rate changes.

 YIELD The dividends or interest paid on a security, expressed as a percentage of the security's current price.


(Sources: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)


                         8 - Scudder Tax Free Money Fund

              Investment Portfolio as of June 30, 1998 (Unaudited)

                                                                                   Principal        Credit
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Municipal Investments 100.0%
------------------------------------------------------------------------------------------------------------------------------
Alaska
Alaska Housing Finance Corp., General Mortgage Revenue, Series 1991-A, Weekly
  Demand Note, 3.55%, 6/1/2026* ................................................  5,000,000          A1+             5,000,000
Arizona
Apache County Industrial Development Revenue, Tuscan Electric Co.,
  Springerville Project:
   Series 1983 B, Weekly Demand Note, 3.65%, 12/15/2018* .......................  2,500,000          A1+             2,500,000
   Series 1985 A, Weekly Demand Note, 3.6%, 12/1/2020* .........................  1,500,000          A1+             1,500,000
Maricopa County, AZ, Pollution Control Revenue, Palos Verde Project,
  Series 1985 F, Tax Exempt Commercial Paper, 3.6%, 10/15/1998 .................  2,000,000          A1              2,000,000
California
City of Riverside, CA, Countrywood Apartments, Multi-Family Revenue,
  Series 1985 D, Weekly Demand Bonds, 3.65%, 11/1/2030* ........................  1,000,000          SKI             1,000,000
Kern County, CA, Board of Education, Tax and Revenue Anticipation Notes,
  Series 1998, 4.5%, 7/7/1998 ..................................................  2,500,000          SP1+            2,500,237
Lancaster, CA, Willows Project Series 1985A, Multi-Family Revenue,
  Weekly Demand Bonds, 3.65%, 2/1/2005* ........................................  3,650,000          A1              3,650,000
Riverside, CA, Multi-Family Housing Revenue, Polk Apartments, Weekly Demand
  Note, 3.5%, 12/1/2023* .......................................................  2,000,000          A1              2,000,000
San Marcos, CA, Redevelopment Agency, Multi-Family Rental Housing Agency,
  Variable Rate Demand Bonds, 3.65%, 6/1/2005* .................................  5,000,000          A1              5,000,000
Colorado
Colorado Student Loan Revenue Authority, Series 1990, Weekly Demand Note,
  AMT, 3.5%, 9/1/2024* .........................................................  2,700,000          MIG1            2,700,000
Northglenn, CO, Industrial Development Revenue, Series 1988, Weekly
  Demand Note, 3.5%, 1/1/2009* .................................................  1,400,000          MIG1            1,400,000
Delaware
New Castle County, DE, Pollution Control Revenue, Variable Weekly, 3.35%,
  10/1/2008* ...................................................................  2,340,000          SKI             2,340,000
District of Columbia
District of Columbia, General Obligation, Daily Demand Note:
  Refunding Bonds, Series A4, 4%, 10/1/2007* ...................................  5,200,000          A1+             5,200,000
  Series A3, 4%, 10/1/2007* ....................................................  1,200,000          A1+             1,200,000
District of Columbia, Transportation Authority, 4.5%, 9/30/1998 ................  3,000,000          SP1+            3,004,530
Florida
City of Gainsville, FL, Utilities Systems, Tax Exempt Commercial Paper,
  3.7%, 9/15/1998 ..............................................................  4,334,000          A1+             4,334,000

    The accompanying notes are an integral part of the financial statements.


                         9 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Putnam County, FL, Pollution Control Revenue, Seminole Electric Cooperative
  Finance Corp., 1984 Series H-2, Weekly Demand Note, 3.65%, 3/15/2014* ........  2,440,000          A1+             2,440,000
Sarasota County, FL, Public Hospital, Tax Exempt Commercial Paper, 3.65%,
  8/12/1998 ....................................................................  3,050,000          A1+             3,050,000
Sunshine State, FL, Government Finance Commission, Series 1986, Tax Exempt
  Commercial Paper, 3.75%, 8/12/1998 ...........................................  3,000,000          MIG1            3,000,000
West Orange, FL, Memorial Hospital District, Tax Exempt Commercial Paper, 3.5%,
  7/21/1998 ....................................................................  2,000,000          MIG1            2,000,000
Georgia
DeKalb Private Hospital Authority, Egleston Children's Hospital at Emory
  University, 1994 Series B, Weekly Demand Note, 3.6%, 3/1/2024* ...............  5,000,000          A1+             5,000,000
Gainsville-Riverside, GA, Redevelopment Authority, 3.55%, 1/1/2023* ............  2,000,000          SKI             2,000,000
Illinois
Illinois Development Finance Authority:
  Molex Inc. Project, Series 1985, Weekly Demand Note, 3.55%, 7/1/2005* ........  1,000,000          SKI             1,000,000
  Pollution Control Revenue, Weekly Demand Note, AMT, Series 1997B, 3.75%,
     4/1/2032 (c)* .............................................................  1,700,000          AAA             1,700,000
Illinois Educational Facilities Authority, University Pooled Finance Program,
  Weekly Demand Note, 3.5%, 12/1/2005 (c)* .....................................  2,220,000          MIG1            2,220,000
Indiana
Indiana Health Facilities Financing Authority, Variable Weekly, 3.45%,
  11/1/2020* ...................................................................  4,175,000          A1+             4,175,000
Jasper County, IN, Pollution Control Revenue, Northern Indiana Public Service
  Co., Tax Exempt Commercial Paper, Series 1988C, 3.65%, 10/13/1998 ............  1,400,000          A1+             1,400,000
Kentucky
Mayfield, KY, Multi-City Lease Revenue Kentucky League of Cities Funding Trust,
  Weekly Demand Note, Series 1996, 3.7%, 7/1/2026* .............................  1,400,000          MIG1            1,400,000
Pendleton County, KY, Series 1989, Tax Exempt Commercial Paper, 3.8%,
  7/23/1998 ....................................................................  1,015,000          A1+             1,015,000
Maine
Maine Educational Loan Marketing Corporation Student Loan Revenue, AMT,
  Series 1997 A, Weekly Demand Note, 3.55%, 5/1/2032* ..........................  2,000,000          A1+             2,000,000
Maryland
Anne Arundel County, MD, Baltimore Electric & Gas Company, Tax Exempt
  Commercial Paper, 3.9%, 8/14/1998 ............................................  2,300,000          A1              2,300,000
Maryland Health & Higher Educational Facilities Authority, Variable Rate Demand
  Note, Series 1985A, 3.5%, 4/1/2035* ..........................................  4,000,000          MIG1            4,000,000
Massachusetts
Massachusetts Bay Transportation Authority, Series 1997 B, 4.5%, 9/4/1998 ......  2,000,000          MIG2            2,002,158

    The accompanying notes are an integral part of the financial statements.


                         10 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Michigan
Wayne Charter County, MI, Airport Revenue, Detroit Metropolitan County,
  Series 1996 B, Weekly Demand Note, 3.5%, 12/1/2016* ..........................  2,900,000          MIG1            2,900,000
Minnesota
Cottage Grove, MN, Minnesota Mining and Manufacturing, Series 1982, Weekly
  Demand Note, 3.89%, 8/1/2012* ................................................  1,100,000          AAA             1,100,000
Mississippi
Clairborne County, MS, Series 1985G-2, Tax Exempt Commercial Paper, 3.65%,
  10/14/1998 ...................................................................  3,000,000          A1+             3,000,000
Missouri
Missouri State Independence Water Utility Revenue, Series 1986, Tax Exempt
  Commercial Paper, 3.55%, 8/14/1998 ...........................................  1,800,000          MIG1            1,800,000
St. Louis, MO, Airport Revenue Municipal Securities Trust Receipts, AMT,
  Series SGA71, 3.67%, 7/1/2022* ...............................................  3,000,000          A1+             3,000,000
Nebraska
Nebraska Public Power District, Tax Exempt Commercial Paper:
  3.5%, 7/20/1998 ..............................................................  4,000,000          P1              4,000,000
  3.7%, 9/14/1998 ..............................................................  4,000,000          P1              4,000,000
Omaha, NE, Public Power District, Tax Exempt Commercial Paper, 3.6%,
  10/14/1998 ...................................................................  1,650,000          P1              1,650,000
New Jersey
Salem County, NJ, Industrial Pollution Control Financing Authority, E.I.
  du Pont de Nemours and Co., Floating Rate Demand Note, 3.8%, 3/1/2012* ....... 11,400,000          P1             11,400,000
New Mexico
Albuquerque, NM, Gross Receipts/Lodgers Tax, Series 1991A, Weekly Demand Note,
  3.5%, 7/1/2022* ..............................................................  1,000,000          A1+             1,000,000
New York
Long Island, NY, Power Authority, Tax Exempt Commercial Paper, 3.7%, 9/9/1998 ..  3,000,000          A1+             3,000,000
New York City, NY, General Obligation, Daily Demand Note, 4.1%, 10/1/2021* .....    900,000          A1+               900,000
Suffolk County, NY, Tax Anticipation Notes, Series 1997, 4.25%, 8/13/1998 ......  3,000,000          SP1+            3,002,187
North Carolina
North Carolina Municipal Power Agency, Catawba Electric Revenue, Tax Exempt
  Commercial Paper, 3.75%, 9/14/1998 ...........................................  3,500,000          A1+             3,500,000
North Dakota
Mercer County, ND, Pollution Control Revenue, Cooperative Finance Corp.,
  United Power, Weekly Demand Note, 3.65%, 8/15/2014* ..........................  3,000,000          A1              3,000,000

    The accompanying notes are an integral part of the financial statements.


                         11 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
Ohio
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 4.75%, 3/1/2017* ..........................................  4,500,000          MIG1            4,500,000
Ohio State, Water Development, Series 1988A, Tax Exempt Commercial Paper, 3.8%,
  8/17/1998 ....................................................................  3,400,000          A1+             3,400,000
Oklahoma
Oklahoma Development Financing Authority Revenue, AMT, Variable Weekly,
  3.7%, 6/1/2018* ..............................................................  3,200,000          SKI             3,200,000
Pennsylvania
Beaver County, PA, Duqesne University, Tax Exempt Commercial Paper, 3.8%,
  9/15/1998 ....................................................................  4,000,000          A1+             4,000,000
Bucks County, PA, Oxford Falls Plaza, Series 1984, 3.75%, 10/1/2014* ...........  9,100,000          SKI             9,100,000
Delaware Valley Finance Authority, Variable Weekly, 3.45%, 8/1/2016* ...........  5,000,000          A1+             5,000,000
Elk County, PA, Industrial Development Authority, Series 1989, Weekly
  Demand Note, 4.33%, 3/1/2004* ................................................  1,000,000          SKI             1,000,000
Pennsylvania Higher Education Assistance Agency, Student Loan Revenue, Series
  1997 A, Weekly Demand Note, AMT, 3.7%, 3/1/2027* .............................  2,000,000          MIG1            2,000,000
Philadelphia, PA, School District Tax and Revenue Anticipation Notes,
  Series 1993A, 4.5%, 7/1/1998 (c) .............................................  1,000,000          AAA             1,000,000
Puerto Rico
Puerto Rico Commonwealth Tax and Revenue Anticipation Notes, Series 1997 A,
  4.5%, 7/30/1998 ..............................................................  2,000,000          SP1+            2,001,167
Tennessee
Franklin, TN, Industrial Development Revenue, Franklin Oaks Apartments, Weekly
  Demand Note, Series 1985, 3.55%, 12/15/2021* .................................  2,600,000          MIG1            2,600,000
Texas
Camp County, TX, Industrial Development, Pollution Control Revenue, Texas
  Oil & Gas Corp., Floating Rate Demand Bond, 3.7%, 12/1/2013* .................  2,000,000          A1              2,000,000
Harris County, TX, Health Facilities Sisters of Charity, Series 1997A,
  Tax Exempt Commercial Paper, 3.75%, 8/13/1998 ................................  3,800,000          A1+             3,800,000
Panhandle-Plains, TX, Higher Education Authority, Student Loan Revenue:
  AMT, Series 1995 A, Weekly Demand Note, 3.5%, 6/1/2025* ......................  1,900,000          MIG1            1,900,000
  AMT, Series 1997 Y, Weekly Demand Note, 3.5%, 10/1/2002* .....................  2,500,000          MIG1            2,500,000
San Antonio, TX, Electric & Gas Public Services:
  3.64%, 2/1/2020* .............................................................  2,000,000          A1+             2,000,000
  SG #79, Series 1996, Weekly Demand Note, 3.68%, 2/1/2018* ....................  2,000,000          SKI             2,000,000
  Tax Exempt Commercial Paper, 3.75%, 7/22/1998 ................................  3,800,000          A1+             3,800,000
San Antonio, TX, Industrial Development Authority, River Center Associates
  Project, Weekly Demand Note, 3.6%, 12/1/2012* ................................  3,300,000          SKI             3,300,000

    The accompanying notes are an integral part of the financial statements.


                         12 - Scudder Tax Free Money Fund

                                                                                   Principal        Credit
                                                                                  Amount ($)       Rating(b)        Value ($)
------------------------------------------------------------------------------------------------------------------------------
State of Texas, Tax and Revenue Anticipation Note, Series 1998A, 4.75%,
  8/31/1998 .................................................................... 13,000,000          MIG1           13,021,460
State of Texas Government Obligation, Tax Exempt Commercial Paper, Series 1997B,
  3.4%, 7/6/1998 ...............................................................  3,000,000          A1+             3,000,000
Utah
Utah Board of Regents, Student Loan Revenue Series 1988, AMT, Weekly Demand
  Note, 3.5%, 11/1/2013 (c)* ...................................................  2,500,000          MIG1            2,500,000
Utah, Government Obligation, Highway Authority, Tax Exempt Commercial Paper:
  Series 1997A, 3.75%, 9/30/1998 ...............................................  3,200,000          A1+             3,200,000
  Series 1998A, 3.75%, 9/11/1998 ...............................................  2,000,000          A1+             2,000,000
Virginia
Virginia Port Authority Facility, Municipal Trust Receipts, AMT, SG 111,
  Series 1997, Weekly Demand Note, 3.73%, 7/1/2024* ............................  2,605,000          A1+             2,605,000
Washington
Student Loan Finance Association, WA, Series 1988 A&B, Weekly Demand Note,
  3.55%, 1/1/2004* .............................................................  2,000,000          MIG1            2,000,000
Washington State Motor Vehicle Fuel Tax, Series 1996, 5%, 7/1/1998 .............  2,000,000          SKI             2,000,000
Washington State Public Power Supply System, Nuclear Project #2, Series 1993 B,
  4.3%, 7/1/1998 (c) ...........................................................  2,000,000          AAA             2,000,000
Wisconsin
Wausau, WI, Pollution Control Revenue, Minnesota Mining and Manufacturing,
  Floating Rate Demand Note:
   Series 1982, 3.89%, 8/1/2017* ...............................................  2,300,000          AAA             2,300,000
   Series 1983, 3.89%, 12/1/2001* ..............................................    900,000          AAA               900,000
Whitewater, WI, Industrial Development Maclean Fogg Project, AMT, Weekly
  Demand Note, 3.65%, 12/1/2009* ...............................................  1,000,000          MIG1            1,000,000
Wyoming
Wyoming, Gillette, Pollution Control Revenue, Series 1988, Tax Exempt
  Commercial Paper, 3.6%, 9/18/1998 ............................................  2,200,000          A1+             2,200,000
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $231,110,739) (a)                                                       231,110,739
------------------------------------------------------------------------------------------------------------------------------

(a)   The cost for federal income tax purposes was $231,110,739.

(b) All of the securities held have been determined by the Adviser to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Securities rated by Scudder Kemper Investments, Inc. (SKI) have been determined by the Adviser to be of comparable quality to rated eligible securities.

(c)   Bond is insured by one of these companies: AMBAC, FGIC, FSA or MBIA.

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury Bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit or line of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

    The accompanying notes are an integral part of the financial statements.


                         13 - Scudder Tax Free Money Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                         as of June 30, 1998 (Unaudited)

Assets
----------------------------------------------------------------------------------------------------------------------------
                 Investments, at value (amortized cost $231,110,739) ................       $ 231,110,739
                 Cash ...............................................................                 846
                 Receivable for Fund shares sold ....................................           3,400,939
                 Interest receivable ................................................           2,062,620
                 Other assets .......................................................               8,974
                                                                                            ----------------
                 Total assets .......................................................         236,584,118
Liabilities
----------------------------------------------------------------------------------------------------------------------------
                 Payable for Fund shares redeemed ...................................           2,027,121
                 Dividends payable ..................................................              49,293
                 Accrued management fee .............................................              75,605
                 Other payables and accrued expenses ................................             994,272
                                                                                            ----------------
                 Total liabilities ..................................................           3,146,291
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $ 233,437,827
                --------------------------------------------------------------------------------------------
Net Assets
----------------------------------------------------------------------------------------------------------------------------
                 Net assets consist of:
                 Accumulated net realized loss ......................................            (702,940)
                 Paid-in capital ....................................................         234,140,767
                --------------------------------------------------------------------------------------------
                 Net assets, at value                                                       $ 233,437,827
                --------------------------------------------------------------------------------------------
Net Asset Value
----------------------------------------------------------------------------------------------------------------------------
                 Net Asset Value, offering and redemption price per share
                    ($233,437,827 / 233,269,721 outstanding shares of
                    beneficial interest, $.01 par value, unlimited number                   ----------------
                    of shares authorized) ...........................................               $1.00
                                                                                            ----------------

    The accompanying notes are an integral part of the financial statements.


                         14 - Scudder Tax Free Money Fund

                             Statement of Operations
                   six months ended June 30, 1998 (Unaudited)

Investment Income
----------------------------------------------------------------------------------------------------------------------------
                 Interest ...........................................................       $   4,760,432
                                                                                            ----------------
                 Expenses:
                 Management fee .....................................................             656,222
                 Services to shareholders ...........................................             151,951
                 Custodian and accounting fees ......................................              41,293
                 Trustees' fees and expenses ........................................              19,355
                 Reports to shareholders ............................................              14,336
                 Auditing ...........................................................              21,325
                 Registration fees ..................................................              24,318
                 Legal ..............................................................               5,863
                 Other ..............................................................              16,192
                                                                                            ----------------
                 Total expenses before reductions ...................................             950,855
                 Expense reductions .................................................             (93,683)
                                                                                            ----------------
                 Expenses, net ......................................................             857,172
                --------------------------------------------------------------------------------------------
                 Net investment income                                                          3,903,260
                --------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net realized loss from investments                                                (3,898)
                --------------------------------------------------------------------------------------------
                --------------------------------------------------------------------------------------------
                 Net increase in net assets resulting from operations                       $   3,899,362
                --------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                         15 - Scudder Tax Free Money Fund

                       Statements of Changes in Net Assets

                                                                            Six Months
                                                                               Ended
                                                                             June 30,         Year Ended
                                                                               1998          December 31,
Increase (Decrease) in Net Assets                                           (Unaudited)          1997
----------------------------------------------------------------------------------------------------------------------------
                 Operations:
                 Net investment income .................................   $  3,903,260      $  6,849,299
                 Net realized loss from investment transactions ........         (3,898)           (2,932)
                                                                          ----------------  ----------------
                 Net increase in net assets resulting from operations ..      3,899,362         6,846,367
                                                                          ----------------  ----------------
                 Distributions to shareholders from net investment
                    income .............................................     (3,903,260)       (6,849,299)
                                                                          ----------------  ----------------
                 Fund share transactions at net asset value of
                   $1.00 per share:
                 Shares sold ...........................................    509,507,436       815,443,293
                 Shares issued to shareholders in reinvestment of
                    distributions ......................................      3,576,403         6,236,249
                 Shares redeemed .......................................   (562,697,947)     (758,866,018)
                                                                          ----------------  ----------------
                 Net increase (decrease) in net assets from Fund share
                    transactions .......................................    (49,614,108)       62,813,524
                                                                          ----------------  ----------------
                 Increase (decrease) in net assets .....................    (49,618,006)       62,810,592
                 Net assets at beginning of period .....................    283,055,833       220,245,241
                                                                          ----------------  ----------------
                 Net assets at end of period ...........................   $233,437,827      $283,055,833
                                                                          ----------------  ----------------

    The accompanying notes are an integral part of the financial statements.


                         16 - Scudder Tax Free Money Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                 Six Months Ended
                                                   June 30, 1998                 Years Ended December 31,
                                                    (Unaudited)     1997        1996       1995        1994        1993
----------------------------------------------------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------
Net asset value, beginning of period ............   $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                   -------------------------------------------------------------------------
Net investment income ...........................      .015          .031        .029       .032        .022        .018
Less distributions from net investment income ...     (.015)        (.031)      (.029)     (.032)      (.022)      (.018)
                                                   -------------------------------------------------------------------------
Net asset value, end of period ..................   $ 1.000       $ 1.000     $ 1.000    $ 1.000     $ 1.000     $ 1.000
                                                   -------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%) ................................      1.49**        3.10        2.91       3.27        2.26        1.86
Ratios and Supplemental Data
Net assets, end of period ($ millions) ..........       233           283         220        239         257         222
Ratio of operating expenses net, to average
  daily net assets (%) ..........................       .65*          .65         .70        .75         .77         .75
Ratio of operating expenses before expense
  reductions to average daily net assets ........       .72*          .76         .75        .75         .77         .75
Ratio of net investment income to average
  daily net assets (%) ..........................      2.96*         3.06        2.86       3.21        2.24        1.84

*  Annualized
** Not annualized


                         17 - Scudder Tax Free Money Fund

                    Notes to Financial Statements (Unaudited)

                       A. Significant Accounting Policies

Scudder Tax Free Money Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. The Fund values all portfolio securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940, as amended, and pursuant to which the Fund must adhere to certain conditions. Under this method, which does not take into account unrealized securities gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount/premium.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its income to its shareholders. The Fund accordingly paid no federal income taxes and no provision for federal income taxes was required.

As of December 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $699,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until, December 31, 2000 ($7,000), December 31, 2001 ($29,000), December 31, 2002 ($38,000), December 31,
2003 ($78,000), December 31, 2004 ($544,000) and December 31, 2005 ($3,000), the
respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of twelve o'clock noon each business day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment transactions are accounted for on a trade date basis (which in most cases is the same as the settlement date). Interest income is accrued pro rata to maturity. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

                               B. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with these agreements. The management fee payable under the Agreement is equal to an annual rate of 0.50% on the first $500,000,000 of average daily net assets, and 0.48% of such net assets in excess of $500,000,000, computed and accrued daily


                        18 - Scudder Tax Free Money Fund
and payable monthly. The Adviser has agreed to maintain the annualized expenses of the Fund at not more than 0.65% of average daily net assets until February 28, 1999. For the six months ended June 30, 1998, the Adviser did not impose a portion of its fee, amounting to $93,683, and the portion imposed amounted to $562,539, equivalent to an annual effective rate of 0.43% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SSC aggregated $97,694, of which $16,682 is unpaid at June 30, 1998.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended June 30, 1998, the amount charged to the Fund by SFAC aggregated $23,490, of which $3,703 is unpaid at June 30, 1998.

The Fund pays each Trustee not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the six months ended June 30, 1998, Trustees' fees and expenses aggregated $19,355.


                        19 - Scudder Tax Free Money Fund

                              Officers and Trustees


Daniel Pierce*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General
Manager, WGBH Educational
Foundation

Dawn-Marie Driscoll
Trustee; President, Driscoll
Associates; Executive Fellow,
Center for Business Ethics,
Bentley College

Peter B. Freeman
Trustee; Corporate Director

George M. Lovejoy, Jr.
Trustee; President and Director,
Fifty Associates

Wesley W. Marple, Jr.
Trustee; Professor of Business
Administration, Northeastern
University

Kathryn L. Quirk*
Trustee, Vice President and
Assistant Secretary

Jean C. Tempel
Trustee; Managing Partner,
Technology Equity Partners

K. Sue Cote*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Thomas F. McDonough*
Vice President, Secretary and
Treasurer

John R. Hebble*
Assistant Treasurer

Caroline Pearson*
Assistant Secretary



                        *Scudder Kemper Investments, Inc.


                        20 - Scudder Tax Free Money Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
  Scudder U.S. Treasury Money Fund
  Scudder Cash Investment Trust
  Scudder Money Market Series --
     Premium Shares*
     Managed Shares*
  Scudder Government Money Market Series --
     Managed Shares*

Tax Free Money Market+
----------------------
  Scudder Tax Free Money Fund
  Scudder Tax Free Money Market Series--
     Managed Shares*
  Scudder California Tax Free Money Fund**
  Scudder New York Tax Free Money Fund**

Tax Free+
---------
  Scudder Limited Term Tax Free Fund
  Scudder Medium Term Tax Free Fund
  Scudder Managed Municipal Bonds
  Scudder High Yield Tax Free Fund
  Scudder California Tax Free Fund**
  Scudder Massachusetts Limited Term Tax Free Fund**
  Scudder Massachusetts Tax Free Fund**
  Scudder New York Tax Free Fund**
  Scudder Ohio Tax Free Fund**
  Scudder Pennsylvania Tax Free Fund**

U.S. Income
-----------
  Scudder Short Term Bond Fund
  Scudder Zero Coupon 2000 Fund
  Scudder GNMA Fund
  Scudder Income Fund
  Scudder High Yield Bond Fund

Global Income
-------------
  Scudder Global Bond Fund
  Scudder International Bond Fund
  Scudder Emerging Markets Income Fund

Asset Allocation
----------------
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio
  Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder S&P 500 Index Fund
  Scudder Real Estate Investment Fund

U.S. Growth
-----------
  Value
    Scudder Large Company Value Fund
    Scudder Value Fund***
    Scudder Small Company Value Fund
    Scudder Micro Cap Fund

  Growth
    Scudder Classic Growth Fund***
    Scudder Large Company Growth Fund
    Scudder Development Fund
    Scudder 21st Century Growth Fund

Global Equity
-------------
  Worldwide
    Scudder Global Fund
    Scudder International Value Fund
    Scudder International Growth and Income Fund
    Scudder International Fund++
    Scudder International Growth Fund
    Scudder Global Discovery Fund***
    Scudder Emerging Markets Growth Fund
    Scudder Gold Fund

  Regional
    Scudder Greater Europe Growth Fund
    Scudder Pacific Opportunities Fund
    Scudder Latin America Fund
    The Japan Fund, Inc.

Industry Sector Funds
---------------------
  Choice Series
    Scudder Financial Services Fund
    Scudder Health Care Fund
    Scudder Technology Fund


Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

Retirement Programs
-------------------
  Traditional IRA
  Roth IRA
  SEP IRA
  Keogh Plan
  401(k), 403(b) Plans
  Scudder Horizon Plan**+++ +++
    (a variable annuity)

Education Accounts
------------------
  Education IRA
  UGMA/UTMA

Closed-End Funds#
--------------------------------------------------------------------------------
  The Argentina Fund, Inc.
  The Brazil Fund, Inc.
  The Korea Fund, Inc.
  Montgomery Street Income Securities, Inc.
  Scudder Global High Income Fund, Inc.
  Scudder New Asia Fund, Inc.
  Scudder New Europe Fund, Inc.
  Scudder Spain and Portugal Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds may not be available for purchase or exchange. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *A class of shares of the Fund. **Not available in all states. ***Only the Scudder Shares of the Fund are part of the Scudder Family of Funds. ++Only the International Shares of the Fund are part of the Scudder Family of Funds. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

                        21 - Scudder Tax Free Money Fund

                                Scudder Solutions


Convenient ways to invest, quickly and reliably:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Investment Plan                                    QuickBuy

          A convenient investment program in which money is            Lets you purchase Scudder fund shares
          electronically debited from your bank account monthly to     electronically, avoiding potential mailing delays;
          regularly purchase fund shares and "dollar cost average"     money for each of your transactions is
          -- buy more shares when the fund's price is lower and        electronically debited from a previously designated bank
          fewer when it's higher, which can reduce your average        account.
          purchase price over time.*

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).

          * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
            Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Automated Information Line: SAIL(TM) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
------------------------------------------------------------------------------------------------------------------------------
          Automatic Withdrawal Plan                                    QuickSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you previously designated.

          Distributions Direct

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------

                        22 - Scudder Tax Free Money Fund


Mutual Funds and More -- Brokerage and Guidance Services:
------------------------------------------------------------------------------------------------------------------------------
          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 8,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(SM) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies--with no   Personal Counsel from Scudder(SM)
          transaction fees or commissions. Scudder
          shareholders can take advantage of a Scudder           Developed for investors who prefer the benefits of no-load
          Brokerage account already reserved for them, with      funds but want ongoing professional assistance in
          no minimum investment. For information about           managing a portfolio. Personal Counsel(SM) is a highly
          Scudder Brokerage Services, call 1-800-700-0820.       customized, fee-based asset management service for
                                                                 individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(SM) and Personal Counsel(SM) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
------------------------------------------------------------------------------------------------------------------------------
Additional Information on How to Contact Scudder:
------------------------------------------------------------------------------------------------------------------------------
          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Investor Center

          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Investor Centers. Check for an Investor Center near
          answers to investment questions                        you -- they can be found in the following cities:
          Scudder Investor Relations -- 1-800-225-2470           Boca Raton            Chicago             San Francisco
                   Investor.Relations@scudder.com                Boston                New York


                        23 - Scudder Tax Free Money Fund

About the Fund's Adviser

Scudder Kemper Investments, Inc., is one of the largest and most experienced investment management oganizations worldwide, managing more than $200 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. It is one of the ten largest mutual fund companies in the U.S.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 79 years ago as one of the nation's first investment counsel organizations, joined the Zurich Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Group. The Zurich Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.


Shares of Scudder Tax Free Money Fund are not insured or guaranteed by the U.S. Government. The Fund seeks to maintain a constant net asset value of $1.00 per share, but there can be no assurance that the stable net asset value will be maintained.


This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER

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